INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT ("Agreement") dated as of Nov 6, 2000 is made by and among Telenetics Corporation, a California corporation (the "Borrower"), Harvey Bibicoff ("Bibicoff"), Shala Shashani, doing business as SMC Group, a sole proprietorship ("Shashani"), and SMC Communications Group, Inc. ("SMC"). Each of Bibicoff, Shashani and SMC are referred to herein as a "Lender" and collectively as the "Lenders".

                                    RECITALS:

         A. As of the date hereof, Borrower, Bibicoff and certain other parties have entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement"), pursuant to which Borrower is obligated to pay Bibicoff a total sum of $530,000 plus any accrued but unpaid interest, as calculated under the Settlement Agreement (the "Settlement Proceeds"). The Settlement Proceeds consist of (i) $230,000 of outstanding principal, plus accrued but unpaid interest, under that certain Promissory Note, dated on or about December 31, 1998, delivered by Borrower to Bibicoff (the "Bibicoff Note"), and (ii) $300,000 plus accrued but unpaid interest pursuant to paragraph 2 of the Settlement Agreement. The Settlement Proceeds are secured by that certain Security Agreement, dated as of the date hereof, by and between Borrower and Bibicoff (the "Bibicoff Security Agreement").

         B. As of December 30, 1997, Borrower delivered to Shashani that certain
(i) Secured Promissory Note in the principal amount of $141,500, and (ii) Secured Promissory Note in the principal amount of $250,000 (collectively, the "Shashani Notes"). The amounts owed to Shashani under the Shashani Notes are secured by that certain Amendment to Security Agreement, dated as of March 31, 1998, by and between Borrower and Shashani (the "Shashani Security Agreement"), which amended and replaced that certain Security Agreement, dated February 7, 1992, by and between Borrower and Shashani.

         C. As of December 31, 1997, Borrower delivered to SMC that certain Secured Promissory Note in the principal amount of $115,535 (the "SMC Note"). The amount owed to SMC under the SMC Note is secured by that certain Security Agreement, dated as of December 31, 1997, by and between Borrower and SMC (the "SMC Security Agreement")

         C. The Borrower and each of the Lenders have requested, subject to the terms and conditions set forth herein, that the Lenders enter into this Agreement in order to induce Bibicoff to enter into the Settlement Agreement. Accordingly, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders agree with the other Lenders that so long as any Secured Indebtedness (as defined below) is outstanding, the Borrower and each Lender will comply with such of the following provisions as are applicable to it.

1. CERTAIN DEFINITIONS.

         1.1 PROMISSORY DOCUMENT: The term "Promissory Document" shall mean each of the Settlement Agreement, including the Bibicoff Note referred to therein, the Shashani Notes and the SMC Note, as each is amended, restated, increased or refinanced from time to time.

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         1.2 SECURITY AGREEMENT: The term "Security Agreement" shall mean each of the Bibicoff Security Agreement, the Shashani Security Agreement and the SMC Security Agreement, as each is amended, restated, increased or refinanced from time to time.

         1.3 SECURED INDEBTEDNESS. The term "Secured Indebtedness" shall mean the aggregate outstanding principal amount, together with accrued but unpaid interest (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding), premiums and any other amounts (including any fees or expenses) owed or payable with respect to the Promissory Documents or the Security Agreements.

2. INTERCREDITOR AGREEMENT.

         2.1 PARI PASSU STATUS IN SECURED INDEBTEDNESS. Each of the Lenders hereby acknowledges and agrees that no Lender shall have priority over any other Lender with respect to any payments in respect of, or any collateral securing, the Secured Indebtedness. Each of the Lenders hereby acknowledges and agrees that its rights and priority are PARI PASSU with the rights and priority of the other Lenders. In addition, and without limitation of the generality of the foregoing, each Lender hereby confirms that regardless of the relative times of attachment or perfection thereof or the order of filing of financing statements, mortgages or other documents, and regardless of anything to the contrary contained in any documents executed in connection with any of the Secured Indebtedness, any security interests or liens granted from time to time to any Lender as security for any Secured Indebtedness shall in all respects be PARI PASSU with the security interests and liens granted from time to time to the other Lenders. Notwithstanding the foregoing, each of Shashani and SMC acknowledge and agree that, except as set forth in Section 2.3, Borrower may make payments to Bibicoff in satisfaction of its obligations to pay Bibicoff the Settlement Proceeds pursuant to and in accordance with the Settlement Agreement without making payments to Shashani or SMC under the Shashani Notes or the SMC Note, as the case may be.

         2.2 NOTICES OF DEFAULT. Each of the Lenders shall provide a copy to the other Lenders of any written notice provided by such Lender to Borrower with respect to (i) the occurrence of any act or breach by Borrower constituting a default or the occurrence of any event that, with notice or the passage of time, or both, would constitute a default by Borrower under any Promissory Document or Security Agreement, (ii) the acceleration of amounts due and payable by Borrower to such Lender, or (iii) the occurrence of any event or condition that would constitute, in the reasonable judgment of such Lender, a material adverse change in the business or operations of Borrower (each, an "Event of Default"). Such notices shall be delivered in accordance with Section 6 below within three (3) calendar days of the date any such notice is given to Borrower.

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         2.3 DISPOSITION OF BORROWER'S ASSETS. In the event of (i) an Event of
Default, (ii) any insolvency, bankruptcy, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding relating to the Borrower, whether voluntary or involuntary, (iii) any proceeding for the voluntary liquidation, dissolution or other winding-up of the Borrower, whether involving insolvency or bankruptcy proceedings or not, or (iv) any attachment of, foreclosure on, or other judicial action with respect to all or any portion of the assets of the Borrower, or any transfer of such asset in lieu of any such judicial action, or any creation of any lien, security interest, mortgage, or deed of trust or the security on any such assets, then, and in any such event, any payment or other distribution of any character, whether in cash, securities or other property out of or in respect of the assets of the Borrower or any proceeds thereof or any such security, shall be shared by the Lenders on a PARI PASSU basis with the amount thereto to which each such Lender is entitled determined by reference to the principal amount of Secured Indebtedness held by each Lender in proportion to the total outstanding principal amount of all Secured Indebtedness; provided, however, that no Lender shall take any action without written notice to the other Lenders.

         2.4 PAYMENTS TO BE HELD IN TRUST. If (i) Shashani or SMC shall have received any payment, distribution or security out of any of the assets of the Borrower, whether arising out of or as a result of any event described in
Section 2.3 above or otherwise, or (ii) Bibicoff shall have received any payment, distribution or security out of any of the assets of the Borrower which arises out of or as a result of any event described in Section 2.3 above, then, and in any such event, the receiving party thereof shall promptly provide each of the other Lenders a clear and detailed accounting thereof, and shall promptly take all action necessary to implement the sharing contemplated by Section 2.3 above. Any such payment, distribution or security so received shall be deemed to be held in trust by the receiving party thereof for the benefit of the Lenders until such sharing has been implemented and completed as contemplated by Section
2.3 above. If Bibicoff receives any payment, distribution or security out of any of the assets of the Borrower and such payment does not arise out of or as a result of an event described in Section 2.3 above, then Bibicoff shall not be obligated to provide each of the other Lenders an accounting thereof and is not obligated to implement the sharing contemplated by Section 2.3 above.

         2.5 COOPERATION. Each of the Lenders agrees to use reasonable best efforts to cooperate with one another in the realization upon and liquidation of the assets of the Borrower following an Event of Default, and to promptly advise one another of any actions taken with respect thereto, or of any modification or amendment of any or all of the documents with respect to the Secured Indebtedness; provided, however, that no Lender shall enter into any such modification or amendment that would (i) extend the term of such Secured Indebtedness, (ii) increase the applicable rate of interest thereunder, or (iii) increase the amount of Borrower's indebtedness thereunder, without the prior written approval of a majority in interest of the Lenders (determined by reference to the principal amount of Secured Indebtedness held by each Lender in proportion to the total outstanding principal amount of all Secured Indebtedness).

          3. RELEASE OF COLLATERAL. Without limiting any of the rights (including the right to foreclose upon any collateral) of the Lenders under any of the Promissory Documents or Security Agreements or under the provisions of any applicable law, in the event that a majority of the Lenders (the "RELEASING LENDERS") shall have fully released all of their security interests in, and liens upon, any collateral which secures the Secured Indebtedness subject to a security interest or lien in favor of the other Lenders (the "OTHER LENDERS"), the Other Lenders agree that such collateral shall thereupon be released from all such security interests and liens in favor of the Other Lenders, provided that such collateral is being sold or transferred either (a) in the ordinary

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course of business or (b) following the occurrence of an Event of Default, which
Event of Default has not been cured or waived by the Releasing Lenders, and after the giving of ten (10) days' prior written notice to the Other Lenders of any such proposed sale or transfer, for consideration which is reasonably equivalent to the fair value of such collateral, and subject to the net proceeds of such sale or transfer being shared by the Lenders on a PARI PASSU basis with the amount thereto to which each such Lender is entitled determined by reference to the principal amount of Secured Indebtedness held by each Lender in proportion to the total outstanding principal amount of all Secured
Indebtedness. The Other Lenders agree that within ten (10) days after the written request of the Releasing Lenders, the Other Lenders will execute, deliver and file any and all such termination statements, lien releases or other agreements or instruments as the Releasing Lenders shall reasonably deem necessary or appropriate in order to give effect to the foregoing provisions of this Section 3. Without limiting the generality of the foregoing provisions of this Section 3, the Lenders, and each of them, may (but shall not be obligated to) cause an independent appraisal to be made as to the fair value of any collateral proposed to be sold or transferred and may conclusively rely upon the results of any such appraisal.

4. RIGHT TO AMEND, ETC. Any demand for payment of any Secured Indebtedness made by any holder of Secured Indebtedness may be rescinded in whole or in part by such holder. The holders of Secured Indebtedness may exercise or refrain from exercising any rights and/or remedies against the Borrower and others, if any, liable under the Secured Indebtedness. The Secured Indebtedness shall conclusively be deemed to have been created, contracted and incurred and permitted to remain outstanding in reliance upon the provisions of this Agreement.

5. FURTHER ASSURANCES. The Borrower, for itself and its respective successors and assigns, agrees to execute and deliver to the Lenders, at the expense of the Borrower, such further documents and instruments and to take such further action as the Lenders, or any of them, may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

6. NOTICES. All notices and other communications hereunder to any Lender shall be in writing and shall be personally delivered or mailed by first class mail, postage prepaid, to the respective addresses set forth under the signature of such Lender set forth on the signature page(s) to this Agreement, or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto. All notices and other communications hereunder to Borrower shall be in writing and shall be personally delivered or mailed by first class mail, postage prepaid, to the following addresses:

                           Telenetics Corporation
                           25111 Arctic Ocean
                           Lake Forest, California 92630
                           Attention:  President

                           with a copy to:

                           Rutan & Tucker, LLP
                           611 Anton Boulevard, Suite 1400
                           Costa Mesa, California 92626
                           Attention:  Larry A. Cerutti, Esq.

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or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

         7. SUCCESSORS; CONTINUING EFFECT, ETC. This Agreement is being entered into for the benefit of, and shall be binding upon, the holders of the Secured Indebtedness and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect so long as there is Secured Indebtedness outstanding.

         8. BINDING AUTHORITY. Terry Parker is the duly elected President of Borrower and has the authority to bind Borrower to the terms and provisions of this Agreement.

         9. MISCELLANEOUS. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by the laws of the State of California without reference to the choice of law principles thereof.

                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

BORROWER:                            TELENETICS CORPORATION
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                                     By: /s/ Terry Parker
                                        ----------------------------------------
                                          Terry Parker, President

LENDERS:
                                     /s/ Harvey Bibicoff
                                     -------------------------------------------
                                     Harvey Bibicoff

                                     Address:
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                                     Shala Shashani
                                     -------------------------------------------
                                     Shala Shashani, dba SMC Group

                                     Address:
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                                     SMC COMMUNICATIONS GROUP, INC.


                                     By: /s/ Shala Shashani
                                        ----------------------------------------
                                        Shala Shashani, President

                                     Address:
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